EXHIBIT 32.1

                CERTIFICATION PURSUANT TO 18 U.S.C. SECTION 1350, AS ADOPTED
                 PURSUANT TO SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

I, Karl F. Arleth,  the Chief Executive  Officer of Teton Petroleum Company (the
"Company"),  certify, pursuant to Section 906 of the Sarbanes-Oxley Act of 2002,
18 U.S.C. Section 1350, that to the best of my knowledge:

(1) the Quarterly Report on Form 10-Q of the Company for the quarter ended March
31, 2004 (the "Report") fully complies with the requirements of Section 13(a) or
15(d) of the Securities Exchange Act of 1934,as amended; and

(2) the  information  contained in the Report fairly  presents,  in all material respects, the financial condition and results of operations of the Company.

A signed  original of this  written  statement  required by Section 906 has been provided to Teton  Petroleum  Company  and will be  retained by Teton  Petroleum
Company and  furnished to the  Securities  and Exchange  Commission or its staff upon request.

Dated:  May 17, 2004

/s/ Karl F. Arleth
Name: Karl F. Arleth
Title: Chief Executive Officer